CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending September 25, 2007
==============================================================================

    This Certificate relates to the Due Period ending September 25, 2007 and the related Distribution Date.

A.   Information Regarding the portfolio
     ------------------------------------

1. Portfolio Yield For Group 1 ............................            13.74%
   Portfolio Yield For Group 2 ............................            13.84%
       Yield Component For Group 1 ........................            17.60%
       Yield Component For Group 2 ........................            17.70%
       Credit Loss Component  .............................             3.86%

2. New Purchase Rate  .....................................            20.48%

3. Total Payment Rate  ....................................            20.47%

4. Principal Payment  Rate  ................................           19.55%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  74,519,344,049

     Average  ............................................  $  74,060,067,029

     Lump Sum Addition/(Removal)  .........................  $               0

     End of Due Period  ..................................  $  74,183,177,066

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  71,497,817,328
         5-34 days delinquent  ...........................  $   2,417,351,026
        35-64 days delinquent  ...........................  $     812,159,562
        65-94 days delinquent  ...........................  $     574,560,703
       95-124 days delinquent  ...........................  $     446,550,984
      125-154 days delinquent  ...........................  $     359,161,370
      155-184 days delinquent  ...........................  $     317,897,341

      Current  ...........................................             93.56%
         5-34 days delinquent  ...........................              3.16%
        35-64 days delinquent  ...........................              1.06%
        65-94 days delinquent  ...........................              0.75%
       95-124 days delinquent  ...........................              0.58%
      125-154 days delinquent  ...........................              0.47%
      155-184 days delinquent  ...........................              0.42%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending September 25, 2007
==============================================================================

                                                   Current Due           Current Due
                                                   Period on an          Period on a
                                                   Actual Basis (1)      Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                  13.74%             13.74%
  2. Weighted Average Certificate Rate                 6.22%              6.22%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.37%              0.37%
         Others                                        0.05%              0.05%
  4. Surplus Finance Charge Collections                7.10%              7.10%
  5. Required Surplus Finance Charge Amount            0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount           7.10%              7.10%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $   593,294,016 $   593,294,016
         Principal Collections                         $   555,240,973 $   555,240,973
         Finance Charge Collections                    $    38,053,043 $    38,053,043
  2. Investor Default Amount                           $     8,414,633 $     8,414,633
  3. Investor Monthly Interest                         $    14,709,877 $    14,709,877
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $       875,542 $       875,542
         Others                                        $       127,439 $       127,439
  5. Surplus Finance Charge Collections                $    13,925,552 $    13,925,552
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $    13,925,552 $    13,925,552
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.
     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from August 29, 2007 to September 25, 2007, 28 days, or
     September 4 , 2007 to October 1 , 2007, 28 days (standard basis).

                                      Page 5
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 2
                    For the Due Period Ending September 25, 2007
==============================================================================

                                                    Current Due        Current Due
                                                    Period on an       Period on a
                                                    Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                  13.84%             13.80%
  2. Weighted Average Interest Rate (2)                5.68%              5.67%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                           0.36%              0.37%
         Others                                        0.01%              0.01%
  4. Surplus Finance Charge Collections                7.79%              7.75%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account       7.75%              7.71%
  6. Required Surplus Finance Charge Amount            0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount           7.79%              7.75%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                        $13,975,255,662 $13,972,776,329
         Principal Collections                         $13,073,530,900 $13,073,530,900
         Finance Charge Collections                    $   901,724,762 $   899,245,429
  2. Investor Default Amount                           $   198,128,336 $   198,128,336
  3. Targeted Deposit to
         Interest Funding Account (3)& (4)             $   320,088,783 $   318,136,948
  4. Investor Monthly Fees
         Fixed Servicing Fees                          $    20,003,675 $    20,615,244
         Others                                        $       313,325 $       313,325
  5. Surplus Finance Charge Collections                $   363,190,643 $   362,051,576
  6. Required Surplus Finance Charge Collections       $             0 $             0
  7. Aggregate Surplus Finance Charge Amount           $   363,190,643 $   362,051,576
     minus Required Surplus Finance Charge Amount

(1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Targeted Deposit to Interest Funding Account and certain fees, until the first Monthly Interest Date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.
     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from August 29, 2007 to September 25, 2007, 28 days, or
     September 4 , 2007 to October 1 , 2007, 28 days (standard basis).
(2)  Defined in the definition section of the Indenture
(3)  Referenced in sections 501 and 503 of the Indenture
(4) The amount reported in Section C above for the "Targeted Deposit to the Interest Funding Account" includes the coupon expense of $1,295,906.67 that was part of the September 20, 2007 interest payment on the Class 2007-A7 notes as a result of the issuance of additional Class 2007-A7 notes on September 12, 2007.

                                      Page 6
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending September 25, 2007
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    4,254,000

  2b.  Class B Monthly Interest ..............................       $      279,356

  3a.  Balance in the Class A Interest Funding Account  ......       $    4,254,000

  3b   Balance in the Class B Interest Funding Account  ......       $      279,356

  4a.  Available Cash Collateral Amount  .....................       $   55,860,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 7
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending September 25, 2007
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 8
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending September 25, 2007
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on October 10, 2007

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of October 2007


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 9
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending September 25, 2007
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  500,000,000

  1b.  Class B Invested Amount         .......................       $   32,000,000

  2a.  Class A Monthly Interest ..............................       $    2,520,833

  2b.  Class B Monthly Interest ..............................       $      165,333

  3a.  Balance in the Class A Interest Funding Account  ......       $    7,562,500

  3b   Balance in the Class B Interest Funding Account  ......       $      496,000

  4a.  Available Cash Collateral Amount  .....................       $   37,240,000

  4b.  Percent of Class B Invested Amount          ...........              116.38%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 10
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending September 25, 2007
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 11
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending September 25, 2007
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on October 15, 2007

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of October 2007


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 12
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending September 25, 2007
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................       $  750,000,000

  1b.  Class B Invested Amount         .......................       $   48,000,000

  2a.  Class A Monthly Interest ..............................       $    3,671,875

  2b.  Class B Monthly Interest ..............................       $      246,000

  3a.  Balance in the Class A Interest Funding Account  ......       $    3,671,875

  3b   Balance in the Class B Interest Funding Account  ......       $      246,000

  4a.  Available Cash Collateral Amount  .....................       $   47,880,000

  4b.  Percent of Class B Invested Amount          ...........               99.75%

  5a.  Class A Investor Charge-offs  .........................       $            0

  5b.  Class B Investor Charge-offs  .........................       $            0

  6.   Required Amount  ......................................       $            0

  7.   Draw on Cash Collateral Account  ......................       $            0

  8a.  Class A Monthly Principal for the Distribution Date (2)       $            0

  8b.  Class B Monthly Principal for the Distribution Date (2)       $            0

  9a.  Balance in the Class A Principal Funding Account (2)...       $            0

  9b.  Balance in the Class B Principal Funding Account (2)...       $            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.
                                      Page 13
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending September 25, 2007
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................       $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................       $            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....       $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......       $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......       $            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 14
                         CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending September 25, 2007
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), National Association, as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended, the "Series Supplement"), between Citibank (South Dakota), as Seller, Servicer, and successor by merger to Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on October 10, 2007

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15 day of October 2007


                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION. Servicer,


                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
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